[LETTERHEAD OF WAKE FOREST BANCSHARES, INC.]







                                                              January 18, 2001


Dear Shareholder:

         You are cordially invited to attend the 2001 Annual Meeting of Shareholders (the "Meeting") of Wake Forest Bancshares, Inc. (the "Company"), which will be held on February 20, 2001 at 2:00 p.m., local time, at the Wake Forest Police and Justice Center, 401 Elm Avenue, Wake Forest, North Carolina.

         The attached Notice of the 2001 Annual Meeting of Shareholders and proxy statement describe the formal business to be transacted at the Meeting. Directors and officers of the Company, as well as a representative of Dixon Odom PLLC, the accounting firm appointed by the Board of Directors to be the Company's independent auditors for the fiscal year ending September 30, 2001, will be present at the Meeting to respond to questions.

         The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Meeting is in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" each of these matters.

         Please complete, sign and return the enclosed proxy card promptly whether or not you plan to attend the Meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO ATTEND AND TO VOTE PERSONALLY AT THE ANNUAL MEETING. EXAMPLES OF SUCH DOCUMENTATION INCLUDE A BROKER'S STATEMENT, LETTER OR OTHER DOCUMENT CONFIRMING YOUR OWNERSHIP OF SHARES OF THE COMPANY.

         On behalf of the Board of Directors and the employees of Wake Forest Bancshares, Inc., we thank you for your interest.

                                           Sincerely yours,


                                           /s/ Anna O. Sumerlin
                                           --------------------
                                           Anna O. Sumerlin
                                           President and Chief Executive Officer

                          WAKE FOREST BANCSHARES, INC.
                       302 S. BROOKS STREET, P.O. BOX 1167
                     WAKE FOREST, NORTH CAROLINA 27588-1167
                                 (919) 556-5146

                NOTICE OF THE 2001 ANNUAL MEETING OF SHAREHOLDERS

                       DATE:   TUESDAY, FEBRUARY 20, 2001
                       TIME:   2:00 P.M., LOCAL TIME
                       PLACE:  WAKE FOREST POLICE AND JUSTICE CENTER
                               401 ELM AVENUE, WAKE FOREST, NORTH CAROLINA 27588

         At your 2001 annual meeting, we will ask you to:

         o Elect four directors to serve for a three-year term expiring at the 2004 annual meeting;

                  John D. Lyon                Leelan A. Woodlief
                  Rodney M. Privette          William S. Wooten

         o Ratify the appointment of Dixon Odom PLLC, as independent public accountants for the fiscal year ending September 30, 2001; and

         o Transact any other business as may properly come before the annual meeting.

         You may vote at the annual meeting and at any adjournment or postponement thereof if you were a shareholder of Wake Forest Bancshares, Inc. at the close of business on December 29, 2000, the record date.

                                         By Order of the Board of Directors,



                                         /s/ Carlton E. Chappell
                                         -----------------------
                                         Carlton E. Chappell
                                         Vice President, Secretary and Treasurer
Wake Forest, North Carolina
January 18, 2001

================================================================================
YOU ARE CORDIALLY INVITED TO ATTEND THE 2001 ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND MARK THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ATTEND THE ANNUAL MEETING.
================================================================================

                               GENERAL INFORMATION


GENERAL

         We have sent to the shareholders of Wake Forest Bancshares, Inc. (the "Company") this proxy statement and enclosed proxy card because the Board of Directors of the Company is soliciting your proxy to vote at the 2001 annual meeting. You do not need to attend the annual meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card, and your votes will be cast for you at the annual meeting.

         We began mailing this proxy statement, the Notice of Annual Meeting and the enclosed proxy card on or about January 18, 2001 to all shareholders entitled to vote. If you owned shares of the Company's common stock at the close of business on December 29, 2000, the record date, you are entitled to vote at the annual meeting. On the record date, there were 1,170,002 shares of common stock issued and outstanding.

QUORUM REQUIREMENT

         A quorum of shareholders is necessary to hold a valid meeting. The presence, in person or by proxy, of holders of at least a majority of the total number of votes eligible to be cast in election of directors generally by the holders of the outstanding shares entitled to vote at the annual meeting is necessary to constitute a quorum.

VOTING RIGHTS

         You are entitled to one vote at the annual meeting for each share of the Company's common stock that you owned of record at the close of business on December 29, 2000. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

         You may vote your shares at the annual meeting in person or by proxy. To vote in person, you must attend the annual meeting, and obtain and submit a ballot, which we will provide to you at the annual meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. IF YOU SIGN THE PROXY CARD BUT DO NOT SPECIFY HOW YOU WANT TO VOTE YOUR SHARES, YOUR PROXY WILL VOTE YOUR SHARES FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

         If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this proxy statement, we know of no other matters that may be presented at the annual meeting, other than those listed in this proxy statement.

VOTE REQUIRED


PROPOSAL 1:                  The four  nominees  for  director  who receive the
Elect Four Directors         most votes will be elected. So, if you do not vote
                             for  a   nominee,   or  you   indicate   "withhold
                             authority" for any nominee on your proxy card, your vote will not count "for" or "against" the nominee. You may not vote your shares cumulatively for the election of directors.

PROPOSAL 2:                  The  affirmative  vote of a majority of the shares
Ratify the                   present  in  person  or by  proxy  at  the  annual
Appointment of               meeting and  entitled to vote on this  proposal is
Independent Public           required to ratify the  appointment  of Dixon Odom
Accountants                  PLLC as the Company's independent certified public
                             accountants. So, if you "abstain" from voting, it has the same effect as if you voted "against" this proposal.

PROPOSAL 3:                  The  affirmative  vote of a majority of the shares
Authorize the Board          present  in  person  or by  proxy  at  the  annual
of Directors to Direct       meeting and  entitled to vote on this  proposal is
the Vote of the              required to  authorize  the board of  directors to
Proxies upon Such            direct  the vote of the  proxies  upon such  other
Other Matters as             matters  as may  properly  come  before the annual
May Properly Come            meeting.  So, if you "abstain" from voting, it has
Before the Annual            the same  effect  as if you voted  "against"  this
Meeting                      proposal.


EFFECT OF BROKER NON-VOTES

         If your broker holds shares that you own in "street name," the broker may vote your shares on Proposals 1 and 2 listed above even if the broker does not receive instructions from you. If your broker does not vote on a proposal, this will constitute a "broker non-vote." Here is the effect of a "broker non-vote."

o PROPOSAL 1: Elect Four Directors. A broker non-vote would have no effect on the outcome of this proposal because only a plurality of votes cast is required to elect a director.

o PROPOSAL 2: Ratify the Appointment of Independent Public Accountants. A broker non-vote would have no effect on the outcome of this proposal.

o PROPOSAL 3: Authorize the Board of Directors to Direct the Vote of the Proxies upon Such Other Matters as May Properly Come Before the Annual Meeting. A broker non-vote would have no effect on the outcome of this proposal.

CONFIDENTIAL VOTING POLICY

         The   Company   maintains  a  policy  of  keeping   stockholder   votes
confidential. We only let our Inspectors of Election and our tabulating agent examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward any written comments that you may have to management.

REVOKING YOUR PROXY

         You may revoke your proxy at any time before it is exercised by:

o        Filing with the Company a letter revoking the proxy;
o        Submitting another signed proxy with a later date; and
o Attending the annual meeting and voting in person, if you file a written revocation with the Secretary of the annual meeting prior to the voting of the proxy.

         IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR STOCKHOLDER OF RECORD TO VOTE PERSONALLY AT THE ANNUAL MEETING. Examples of such documentation include a valid proxy from the registered holder of your shares confirming your ownership of shares of the Company.

SOLICITATION OF PROXIES

         The Company will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of the Company and Wake Forest Federal Savings & Loan Association (the "Association") may solicit proxies by:

o        mail;
o        telephone; and
o        other forms of communication.

         We will reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

OBTAINING AN ANNUAL REPORT ON FORM 10-KSB

          If you would like a copy of our Annual Report on Form 10-KSB for the year ended September 30, 2000, which has been filed with the Securities and Exchange Commission ("SEC"), we will send you one (without exhibits) free of charge. Please write to:

                           Carlton E. Chappell
                           Secretary
                           Wake Forest Bancshares, Inc.
                           302 S. Brooks Street
                           Wake Forest, North Carolina 27587

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS OF THE COMPANY

         The following table contains common stock ownership information for persons known to the Company to "beneficially own" 5% or more of the Company's common stock as of December 29, 2000. In general, beneficial ownership includes those shares that a person has the power to vote, sell, or otherwise dispose. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options) of the date this table was prepared. Two or more persons may be considered the beneficial owner of the same shares. We obtained the information provided in the following table from filings with the SEC and with the Company. In this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares.



   NAME AND ADDRESS OF                    AMOUNT AND NATURE OF
    BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP       PERCENT
    ----------------                      --------------------       -------
Wake Forest Bancorp, M.H.C.                     635,000               54.3%
302 S. Brooks Street, P.O. Box 1167
Wake Forest, North Carolina 27588-1167

SECURITY OWNERSHIP OF MANAGEMENT

         The following table shows the number of shares of the Company's common stock beneficially owned by each director and executive officer, and all directors and executive officers of the Company as a group, as of December 29, 2000. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock listed next to their name.


                                                               AMOUNT AND NATURE        PERCENT OF
                                   POSITION WITH                 OF BENEFICIAL         COMMON STOCK
            NAME                    THE COMPANY                 OWNERSHIP(1)(2)         OUTSTANDING
            ----                    -----------                 ---------------         -----------
Anna O. Sumerlin             Director, President and Chief          34,570(3)              2.95%
                             Executive Officer
Carlton E. Chappell          Vice President, Secretary and          21,020(4)              1.80%
                             Treasurer
Paul K. Brixhoff             Director                               7,115(5)               *
John D. Lyon                 Director                               27,260(6)              2.33%
Harold R. Washington         Director                               3,915(7)               *
R.W. Wilkinson, III          Director and Vice-Chairman             7,115(8)               *
William S. Wooten            Director                               1,325(9)               *
Howard L. Brown              Director, Chairman of the              7,616(10)              *
                             Board
Leelan A. Woodlief           Director                               5,616(11)              *
Rodney M. Privette           Director                               300                    *
All directors and executive officers as a group (11) persons        133,158                11.38%

---------------------
* Less than one percent
(1) See "Principal Shareholders of the Company" for a definition of "beneficial ownership." All persons in the table have sole voting and investment power, except as otherwise indicated.
(2) The figures shown for Ms. Sumerlin do not include 14,714 shares held in trust pursuant to the Employee Stock Ownership Plan of Wake Forest Federal Savings & Loan Association ("ESOP") that have not been allocated to any individual's account and as to which Ms. Sumerlin shares voting power with other ESOP participants and the Association's Compensation Committee (consisting of Messrs. Woodlief, Brown and Wilkinson (the "ESOP Committee"). The figure shown for all directors and executive officers as a group includes such 14,714 shares as to which the members of the ESOP Committee may be deemed to have sole investment power, except in limited circumstances, thereby causing each Committee member to be deemed a beneficial owner of such shares. Each of the members of the ESOP Committee disclaims beneficial ownership of such shares and, accordingly, such shares are not attributed to the members of the ESOP Committee individually. See "Compensation of Directors and Executive Officers - Benefits - Employee Stock Ownership Plan and Trust."
(3) Includes 9,085 shares as to which Ms. Sumerlin may be deemed to share voting and investment power; includes options to purchase 10,800 shares of common stock at $12.75 per share option plan granted under the Wake Forest Federal Savings & Loan Association 1997 Stock Option Plan (the "Option Plan"); includes 4,452 shares of common stock granted under the Wake Forest Federal Savings & Loan Association 1997 Recognition and Retention Plan ("RRP"); includes 7,917 shares of common stock allocated to Ms. Sumerlin under the ESOP as to which she has voting power, but no investment power except in limited circumstances; and includes 2,316 shares of common stock held in Ms. Sumerlin's individual retirement account.
(4) Includes options to purchase 10,800 shares of common stock at $12.75 per share granted under the Option Plan; includes 4,452 shares of common stock granted under the RRP; and includes 5,267 shares of common stock allocated to Mr. Chappell under the ESOP as to which he has voting power, but no investment power except in limited circumstances.
(5) Includes options to purchase 1,851 shares of common stock at $12.75 per share granted under Option Plan and 764 shares of common stock granted under the RRP.
(6) Includes 19,695 shares as to which Mr. Lyon may be deemed to share voting and investment power; and includes options to purchase 1,851 shares of common stock at $12.75 per share granted under the Option Plan and 764 shares of common stock granted under the RRP.
(7) Includes options to purchase 1,851 shares of common stock at $12.75 per share granted under the Option Plan and 764 shares of common stock granted under the RRP.
(8) Includes 900 shares as to which Mr. Wilkinson may be deemed to share voting and investment power; and includes options to purchase 1,851 shares of common stock at $12.75 per share granted under the Option Plan and 764 shares of common stock granted under the RRP.
(9) Includes 675 shares as to which Mr. Wooten may be deemed to share voting and investment power.
(10) Includes options to purchase 1,852 shares of common stock at $12.75 per share granted under the Option Plan and 764 shares of common stock granted under the RRP.
(11) Includes options to purchase 1,852 shares of common stock at $12.75 per share granted under the Option Plan and 764 shares of common stock granted under the RRP.
                                       -5-

                     --------------------------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

                     --------------------------------------

GENERAL

         The Board has nominated four persons for election as directors at the annual meeting. All four nominees are currently serving on the Company's Board of Directors. If you elect the nominees, they will hold office until the annual meeting in 2004, or until their successors have been elected.

         We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected.


                                                  DIRECTOR           TERM        POSITION(S) HELD WITH THE
NOMINEES                           AGE(1)         SINCE (2)         EXPIRES               COMPANY
--------                           ------         ---------         -------          ------------
John D. Lyon..................       63             1988             2004                 Director
Rodney M. Privette............       45             1997             2004                 Director
Leelan A. Woodlief............       74             1988             2004                 Director
William S. Wooten.............       43             1997             2004                 Director

CONTINUING DIRECTORS
Paul K. Brixhoff..............       79             1970             2003                 Director
Howard L. Brown...............       73             1986             2002    Director and Chairman of the Board
Anna O. Sumerlin..............       54             1993             2003       Director, President and Chief
                                                                                      Executive Officer
Harold R. Washington..........       75             1969             2003                 Director
R.W. Wilkinson, III...........       72             1992             2002        Director and Vice-Chairman

---------------------
(1)      As of September 30, 2000.
(2)      Includes service on the Board of Directors of the Association.

         The principal occupation and business experience of each nominee for election as director and each continuing director are set forth below. Unless otherwise indicated, each of the following persons has held his or her present position for the last five years.

BIOGRAPHICAL INFORMATION

         The following information relates to the directors and executive officers of the Company and the Association. Unless otherwise indicated, each director and executive officer has held his or her current occupation for the last five years.

NOMINEES

         JOHN D. LYON has owned an independent state-certified appraisal company for the past six years and has owned and managed a real estate portfolio for over 28 years. Mr. Lyon also has close to 33 years of retail management experience. He has served as a director of the Association since 1988 and the Company since its inception in 1999.

         RODNEY M. PRIVETTE is President and a general agent of Privette Insurance Company in Rolesville, North Carolina. Mr. Privette specializes in life insurance, retirement planning, property and casualty insurance and has over 24 years experience in his field. Mr. Privette has served on the Rolesville Fire Department since 1975 and as Fire Chief since 1992. Since 1997, he has served as a director of the Association and the Company since 1999.

         LEELAN A. WOODLIEF is in retail management and is semi-retired from Woodlief Supply Company, a farming supply store. He has over 50 years experience in the agriculture and insurance businesses. Mr. Woodlief has served as a director of the Association since 1988 and the Company since 1999.

         WILLIAM S. WOOTEN has operated a successful dental practice in Wake Forest, North Carolina since 1982. Mr. Wooten is a life-long resident of Wake Forest, North Carolina. He has been a director of the Association since 1997 and the Company since 1999.

CONTINUING DIRECTORS

         PAUL K. BRIXHOFF worked in the automotive parts supply business for over 29 years. He retired in 1982. He has served as a director of the Association since 1970 and the Company since its inception in 1999.

         HOWARD L. BROWN has served as Chairman of the Board of Directors of the Association since 1996 and the Company since 1999. He has been a director of the Association since 1986 and the Company since 1999. He served as Vice Chairman of the Board of Directors of the Association from 1992 to 1996. Mr. Brown is the former owner of an oil distribution company and has been retired since 1988.

         ANNA O. SUMERLIN has served as the Association's President and Chief Executive Officer since 1995 and the Company's President and Chief Executive Officer since 1999. Ms. Sumerlin also served as the Managing Officer, Executive Vice President, Corporate Secretary and Treasurer from 1988 to 1995 and as the Assistant Manager and Assistant Secretary-Treasurer beginning in 1979. She was elected to the Board of Directors of the Association in 1993 and the Company in 1999.

         HAROLD R. WASHINGTON has served as a director of the Association since 1969 and the Company since 1999. He is the former owner of an automobile distributorship and retired in 1980.

         R.W. WILKINSON, III has served as a director of the Association since 1992 and the Company since 1999. From 1979 to 1988, Mr. Wilkinson served as Managing Officer, Executive Vice President and Corporate Secretary-Treasurer of the Association. From 1963 to 1979, Mr. Wilkinson served as Assistant Manager of the Association. Mr. Wilkinson was elected Vice-Chairman of the Board of Directors of the Association in 1997 and the Company in 1999.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         CARLTON E. CHAPPELL, age 69, has served as the Association's Vice President, Secretary and Treasurer since 1996 and as the Association's Senior Vice President from 1988 to 1996. Prior to 1988, Mr. Chappell served as a director of the Association for 15 years. Mr. Chappell has over 37 years of business sales experience. He is also the Vice President, Secretary and Treasurer of the Company, positions he has held since 1999.

         ROBERT C. WHITE, age 44, began employment with the Association on December 1, 1998 as Chief Financial Officer and Vice President. Prior to that, Mr. White served as Chief Financial Officer and Senior Vice President of United Federal Savings Bank in Rocky Mount, North Carolina from April 1997 to September 1998. In September of 1998, United Federal was acquired in a merger transaction. Prior to his appointment with United Federal, Mr. White was a partner in the CPA firm of McGladrey & Pullen, LLP in Raleigh, North Carolina. He was with the CPA firm for nineteen years and was in charge of the local office's financial institutions practice. He has served as a Vice President of the Company since 1999.

================================================================================
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.
================================================================================

        -----------------------------------------------------------------

                                   PROPOSAL 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

       ------------------------------------------------------------------

GENERAL

         The Board of Directors has appointed the firm of Dixon Odom PLLC, to act as independent public accountants for the Company for the fiscal year ending September 30, 2001, and we are asking shareholders to ratify the appointment. Representatives of Dixon Odom PLLC, are expected to attend the annual meeting.

CHANGE IN AND DISAGREEMENTS WITH ACCOUNTANTS AND FINANCIAL DISCLOSURE

         On August 21, 2000, the Audit Committee of the full board of directors of the Company elected to terminate the audit services of the firm of McGladrey & Pullen, LLP and appoint the firm of Dixon Odom PLLC to serve as the Company's independent auditors for its fiscal year ending September 30, 2000.

         McGladrey & Pullen, LLP had served as the Company's independent accountants in auditing the Company's fiscal year ended September 30, 1999 and subsequent interim period from October 1, 1999 to

August 21, 2000. McGladrey and Pullen, LLP's report on the Company's financial statements for the year ended September 30, 1999 was an unqualified opinion.

         During the Company's fiscal year ended September 30, 1999 and the subsequent interim period from October 1, 1999 to August 21, 2000, the Company did not have any disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which would have caused McGladrey & Pullen, LLP to make reference to the subject matter in connection with its report.

         During the Company's fiscal year ended September 30, 1999 and the subsequent interim period from October 1, 1999 to August 21, 2000, the Company (or anyone acting on its behalf) did not consult with Dixon Odom PLLC regarding any application of accounting principle to a specified transaction, either completed or proposed; or any type of audit opinion that might be rendered on the Company's financial statements. Neither a written report nor oral advice was provided by Dixon Odom PLLC to the Company that Dixon Odom PLLC concluded was an important factor considered by the Company in reaching a decision on any accounting, auditing, or financial reporting issue.

         The Company provided McGladrey & Pullen, LLP with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of a Form 8-K dated August 21, 2000. The Company requested that McGladrey & Pullen, LLP provide the Company with a letter addressed to the SEC stating whether it agreed with the statements made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. On August 25, 2000, McGladrey & Pullen, LLP responded in a letter that they were in agreement with Company's statements included in its Form 8-K dated August 21, 2000.


================================================================================
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DIXON ODOM PLLC, AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001.
================================================================================


               INFORMATION ABOUT BOARD OF DIRECTORS AND MANAGEMENT

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY

         The Company's Board of Directors currently consists of nine members. The Company's federal stock charter and bylaws provide that the Board of Directors shall be divided into three classes, as nearly equal in number as possible. The terms of four directors expire at the annual meeting.

         The Board of Directors oversees the Company's business and monitors the performance of the Company's management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of the Company. The Company's executive officers and management oversee the day-to-day operations of the Company. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board which are held on a monthly basis. Our directors also discuss business and other matters with the Chairman and the President, other key executives, and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

         The Board of Directors of the Company held 12 regular meetings during the fiscal year ended September 30, 2000. Each incumbent director attended at least 75% of the meetings of the Board of Directors plus committee meetings on which that particular director served during this period.

COMMITTEES OF THE BOARD

         The Board of Directors of the Company have established the following committees:

NOMINATING                 The  Nominating  Committee  for fiscal  year 2000 was
COMMITTEE                  chaired by Director Sumerlin,  with Director Brixhoff
                           serving as a member. The committee is responsible for
                           nominating  persons  for  election  to the  board  of
                           directors   and  also  reviews  if  any   shareholder
                           nominations comply with the notice procedures set forth in the Company's bylaws. The Company's bylaws set forth a procedure for shareholders to nominate directors by notifying the Secretary of the Company in writing and meeting other requirements set forth in the bylaws.

COMPENSATION               The  Compensation  Committee  is chaired by  Director
COMMITTEE                  Woodlief,  with  Directors  Brown  and  Wilkinson  as
                           members.  This committee establishes the compensation
                           of  the  Chief   Executive   Officer,   approves  the
                           compensation   of  other   officers  and   determines
                           compensation  and benefits to be paid to employees of
                           the  Company  and  the  Association.   It  also  sets
                           directors' fees and bonuses.  The committee met twice
                           in 2000. The Compensation  Committee also acts as the
                           ESOP  Committee,  and meets to review  the  Company's
                           ESOP. The Compensation  Committee is currently acting
                           as  the  "Option   Plan   Committee"   and  the  "RRP
                           Committee" in administering the Option Plan and RRP, respectively.

EXECUTIVE                  The Executive Committee is chaired by Director Brown,
COMMITTEE                  with  Directors  Sumerlin,  Wilkinson and Woodlief as
                           members.   This  committee   meets  as  requested  by
                           management,   and  pursuant  to  the  bylaws  of  the
                           Company,  may act on behalf of the Board  except  for
                           such matters as declaration of dividends,  changes to
                           the Company's  charter or bylaws,  or other  material
                           issues as defined in the bylaws.  All actions of this
                           committee   are  reviewed  by  the  entire  Board  of
                           Directors at its next regular meeting.  The Executive
                           Committee met twice during fiscal 2000.

AUDIT                      The Audit Committee is chaired by Director Lyon, with
COMMITTEE                  Directors   Privette  and  Brown  as  members.   This
                           committee   reviews  any  internal   audit   findings
                           reported by the Company's internal audit function and is responsible for reviewing and evaluating the annual audit reports of the Company's independent auditors. The board of directors of the Company have adopted a written charter for the Audit Committee, which is attached to the proxy statement as Appendix
                           A. All members of the Audit Committee are independent directors. The committee met three times in the 2000 fiscal year.

AUDIT COMMITTEE REPORT

               WAKE FOREST BANCSHARES, INC. AUDIT COMMITTEE REPORT

         The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended.

         The Audit Committee has reviewed and discussed the audited financial statements with management. The committee has also reviewed and discussed with Dixon Odom PLLC ("Dixon Odom"), their independent auditors, the matters required to be discussed by SAS 61, as may be modified or supplemented.

         The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committee), as may be modified or supplemented, and has discussed with Dixon Odom its independence.

         Based on the foregoing discussions, the Audit Committee recommended to the Board of Directors of Wake Forest Bancshares, Inc. that the audited financial statements be included in Wake Forest Bancshares' Annual Report on Form 10-KSB for the year ended September 30, 2000.

                                                  AUDIT COMMITTEE OF WAKE FOREST
                                                  BANCSHARES, INC.

                                                  John D. Lyon (Chairman)
                                                  Howard L. Brown
                                                  Rodney M. Privette


DIRECTOR'S COMPENSATION

         Fee Arrangements. Currently, each non-employee director of the Company receives a fee of $500 per meeting attended except for the Chairman who receives $600 per meeting attended. Directors are not compensated for attending committee meetings. In addition, each non-employee director who has attended a minimum of 75% of the aggregate number of the Board and committee meetings of which he or she is a member called during the respective calendar year, will receive an annual retainer fee of $3,700, payable in December. The aggregate amount of fees paid to such directors by the Company for the year ended September 30, 2000, was approximately $39,560. Directors are also covered by the Option Plan and RRP. See "- Benefits - Stock Option Plan, "and" - Recognition and Retention Plan."

         Directors' Retirement Plan. The Company has adopted a nonqualified Retirement Plan for Board Members of the Company (the "Directors' Retirement Plan"), which provides benefits to each eligible director commencing on his or her termination of Board service at or after age 65. Each director who serves or has agreed to serve as an director automatically becomes a participant in the Directors' Retirement Plan. An eligible director retiring at or after age 65 will be paid an annual retirement benefit equal to the lesser of the amount of the aggregate compensation for services as a director (excluding stock compensation) paid to him or her for the 12-month period immediately prior to his or her termination of board service or $5,000, multiplied by a fraction, the numerator of which is the number of his or her years of service as a director (including service as a director or trustee of the Company or any predecessor) and the denominator of which is 10. An individual who terminates board service after having served as a director for 10 years may elect to begin collecting benefits under the Directors' Retirement Plan at or after attainment of age 50, but the annual retirement benefits payable to him or her will be reduced pursuant to the Directors' Retirement Plan's early retirement reduction formula to reflect the commencement of benefit payments prior to age 65. Benefits are paid for a fixed period of 10 years. Upon a change in control, participants will receive an immediate lump sum distribution of their benefit.

         Other Arrangements. Mr. Lyon's state-certified independent appraisal company is one of the appraisers designated by the Company to perform appraisals. A fee of $225 to $300 per appraisal is charged to the borrower. In the fiscal year 2000, Mr. Lyon's appraisal company received $3,650 in appraisal fees from borrowers. Mr. Brown performs inspections on construction loans. A fee of $170 per loan is paid to Mr. Brown, with the cost shared equally by the Association and the borrower. In the fiscal year 2000, Mr. Brown received $25,640 in inspection fees.

EXECUTIVE COMPENSATION

         Cash Compensation. The following table sets forth the cash compensation paid by the Company for services rendered in all capacities during the fiscal years ended September 30, 2000, 1999 and 1998, to the President and Chief Executive Officer of the Company and the Association. The table also sets forth the cash compensation paid by the Company to the Secretary/Treasurer of the Company for 2000 because his compensation exceeded $100,000 for the first time. No other executive officer of the Company or the Association had salary and bonus during the fiscal year ended September 30, 2000 aggregating in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM COMPENSATION
                                                                                          ----------------------
                                                     ANNUAL COMPENSATION(1)                        AWARDS
                                        ----------------------------------------------    ----------------------
                                                                              OTHER        RESTRICTED
                                                                              ANNUAL          STOCK                     ALL OTHER
                                                 SALARY                    COMPENSATION      AWARDS       OPTIONS     COMPENSATION
 NAME AND PRINCIPAL POSITIONS           YEAR     ($)(1)      BONUS($)         ($)(2)           ($)          (#)         ($)(3)(4)
 ----------------------------           ----     ------      --------         ------           ---          ---         ---------
  Anna O. Sumerlin, President and       2000     94,500       78,000            -              -            -            $18,576
  Chief Executive Officer               1999     89,500       60,000            -              -            -            $21,145
                                        1998     85,000       50,000            -              -            -            $22,828
  Carlton E. Chappell, Vice President
  Secretary and Treasurer               2000     65,000       43,000            -              -            -            $12,360


(1) Includes amounts, if any, deferred pursuant to Section 401(k) of the Code under the Company's 401(k) Plan.
(2) For 2000, 1999 and 1998, there were no: (a) perquisites with an aggregate value for any named individual in excess of the lesser of $50,000 or 10% of the total of the individual's salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3) Includes (i) the dollar value of premiums, if any, paid by the Company with respect to term life insurance (other than group term insurance coverage under a plan available to substantially all salaried employees) for the benefit of the Chief Executive Officer and (ii) the fair market value of 1,548, 1,497 and 1,756 shares allocated to the Chief Executive Officer under the ESOP during the fiscal years ended September 30, 2000, 1999 and 1998, respectively, based on a closing price of $12.00, $14.125, and $13.00 on September 30, 2000, September 30, 1999 and September 30, 1998 respectively. See "- Benefits - Employee Stock Ownership Plan and Trust."
(4) Includes the fair market value of 1,030 shares allocated to Mr. Chappell under the ESOP during fiscal year ended September 30, 2000 based on a closing price of $12.00 on September 30, 2000.

EMPLOYMENT AGREEMENTS

         The Company, through the Association, is a party to an employment agreement with each of Ms. Sumerlin, Mr. Chappell and Mr. White ("Senior Executives"). These employment agreements establish the respective duties and compensation of the Senior Executives and are intended to ensure that the Company will be able to maintain a stable and competent management base. The continued success of the Company depends to a significant degree on the skills and competence of the Senior Executives.

         The employment agreements provide for three-year terms. They provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may, with the Senior Executive's concurrence, extend the employment agreements for an additional year, so that the remaining terms shall be three years, after conducting a performance evaluation of the Senior Executive. The employment agreements provide that the Senior Executive's base salary will be reviewed annually by the Compensation Committee of the Board. The employment agreements provide that each of the Senior Executive's base salary may be increased on the basis of her or his job performance and the overall performance of the Company. The base salaries for Ms. Sumerlin, Mr. Chappell and Mr. White as of September 30, 2000 were $94,500, $65,000 and $82,500, respectively. Each Senior Executive may receive a bonus based upon achievement of prescribed performance criteria. In addition to base salary, the employment agreements provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as fees for club and organization memberships deemed appropriate by the Company and the Senior Executive. The employment agreements provide for termination by the Company at any time for cause as defined in the employment agreements. In the event the Company chooses to terminate the Senior Executive's employment for reasons other than for cause, or in the event of the Senior Executive's resignation from the Company upon: (i) failure to re-appoint, elect or re-elect the Senior Executive to her or his current offices; (ii) a material change in the Senior Executive's functions, duties or responsibilities; (iii) a relocation of the Senior Executive's principal place of employment outside Wake County without the Senior Executive's consent; (iv) liquidation or dissolution of the Company; (v) a change of control of the Company; or (vi) a breach of the employment agreement by the Company, the Senior Executive or, in the event of death, her or his beneficiary, is entitled to a lump sum cash payment in an amount equal to three times the Senior Executive's highest rate of annual salary, including bonuses and stock awards included as W-2 wages achieved during the employment period, and the additional contributions or benefits under any employee benefit plans of the Company or the Association that the Senior Executive would have earned assuming such executive was fully vested in the plans. The Company would also continue the Senior Executive's life, health and disability insurance coverage for three years.

         The employment agreements restrict the dollar amount of compensation and benefits payable to a Senior Executive in the event of termination following a "change in control" to three times the Senior Executive's average annual compensation for the previous five calendar years. In general, for purposes of the employment agreements and the plans maintained by the Company, a "change in control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 25% or more of any class of equity security, such as common stock of the Company, or in the event of a tender offer, exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change in control of the majority of the Board of Directors of the Company. The Senior Executives are entitled to reimbursement of certain costs incurred in negotiating, interpreting or enforcing the employment agreements. Each employment agreement also provides for the Company to indemnify the Senior Executive to the fullest extent allowable under federal law.

         Cash and benefits paid to a Senior Executive under the employment agreements together with payments under other benefit plans following a "change in control" of the Company may constitute an "excess parachute" payment under
Section 280G of the Internal Revenue Code of 1986, as amended, resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company. Compensation payable to the Senior Executive shall be reduced if such reduction would avoid the assessment of the excise tax.

BENEFITS

         Employee Stock Ownership Plan and Trust. This plan is a tax-qualified plan that covers substantially all salaried employees of the Association. The ESOP purchased 41,200 shares of common stock issued in connection with the reorganization and offering. In order to fund the ESOP's purchase of such common stock, the ESOP borrowed funds from an unaffiliated lender equal to the balance of the aggregate purchase price of the common stock. Although contributions to the ESOP are discretionary, the Company intends to make annual contributions to the ESOP in an aggregate amount at least equal to the principal and interest requirement on the debt. This loan is for a term of seven years, bears interest at the prime rate, and calls for level annual payments of principal plus accrued interest designed to amortize the loan over its term. Prepayments are also permitted. The loan due from the ESOP is reflected on the Company's balance sheet.

         Shares purchased by the ESOP were pledged as collateral for the loan, and are held in a suspense account until released for allocation among participants in the ESOP as the loan is repaid. The pledged shares are released annually from the suspense account in an amount proportional to the repayment of the ESOP loan for each plan year. The released shares are allocated among the accounts of participants on the basis of the participant's compensation for the year of allocation. Benefits generally become 100% vested after three years of service; prior to such time, benefits are 0% vested. Participants also become immediately vested upon termination of employment due to death, retirement at age 65, permanent disability or upon the occurrence of a change in control. Forfeitures will be reallocated among remaining participating employees, in the same proportion as contributions. Vested benefits may be paid in a single sum or installment payments and are payable upon death, retirement at age 65, disability or separation from service.

         The ESOP committee, which is currently comprised of members of the Compensation Committee, may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The ESOP may purchase additional shares of common stock in the future.

         Stock Option Plan. The Company has an Option Plan in effect, which was approved by shareholders at the 1997 annual meeting of shareholders. The Company reserved 54,000 shares of common stock for issuance upon the exercise of options granted under the Option Plan. The members of the Board's Compensation Committee who are disinterested directors ("Option Committee") administer the Option Plan. The Option Plan is not subject to ERISA and is not a tax-qualified plan.

         Any employee of the Company or any affiliate approved by the board of directors who is selected by the Option Committee is eligible to participate in the Option Plan as an "eligible individual." Members of the

Board of Directors of the Company or any affiliate approved by the board of directors who are not employees or officers of the Company or such affiliate are eligible to participate as an "eligible director."

         The Option Plan provides for the grant of options which qualify for favorable federal income tax treatment as "incentive stock options" and "non-qualified stock options" which do not so qualify, which are both subject to the restrictions of the Internal Revenue Code of 1986, as amended. Unless otherwise designated by the Option Committee, options granted under the Option Plan will be non-qualified stock options, will be exercisable at a price per share equal to the fair market value of a share of common stock on the date of the option grant and will be exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the option holder's termination of employment for reasons other than death, disability or retirement or discharge for cause, one year after termination of service due to death, disability or retirement, or immediately upon termination for cause). In no event may an option be granted with an exercise price per share that is less than the fair market value of a share of common stock when the option is granted. On January 22, 1998 and on each anniversary thereof until all option shares subject to the grant are exercisable, the option will become exercisable as to 20% of the option shares as to which the outstanding option has been granted. An option holder's right to exercise options is suspended during any period when the option holder is the subject of a pending proceeding to terminate his or her employment for cause. If an option expires during such suspension, the Company will, upon the employee's reinstatement, pay damages equal to the value of the expired options less the exercise price.

         Upon the exercise of an option, the exercise price must be paid in full. Payment may be made in cash or in such other consideration as the Option Committee deems appropriate, including, but not limited to, common stock already owned by the option holder or option shares to be acquired by the option holder upon exercise of the option.

STOCK OPTIONS

         The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by the named executive officers as of September 30, 2000. There were no "in-the-money" options at September 20, 2000 and the named executive officers did not exercise any options during the fiscal year ended September 30, 2000.


                        FISCAL YEAR END OPTION/SAR VALUES

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED IN-THE-MONEY
                                                              OPTIONS/SARS              OPTIONS/SARS AT FISCAL
                                                         AT FISCAL YEAR END (#)             YEAR END ($)(1)
                                                        ------------------------           ----------------
                      SHARES ACQUIRED      VALUE
                        ON EXERCISE       REALIZED
NAME                        (#)              ($)        EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
----                       -----            ----        -------------------------      -------------------------
Anna O. Sumerlin,            -                -                8,100/5,400                        N/A
President and Chief
Executive Officer
                                                                                                  N/A
Carlton E. Chappell          -                -                8,100/5,400
Vice President, Secretary
and Treasurer

-------------------------
(1) All options at September 30, 2000 were "out of money" options, i.e., the exercise price of the options was greater than the closing price of the Company's common stock on September 20, 2000.

         Recognition and Retention Plan. The RRP was adopted by the Company and approved by its shareholders at the 1997 annual meeting of shareholders. The Company has established a trust ("RRP Trust") to purchase up to 22,248 shares of the Company's common stock which may be used for awards granted under the RRP.

         Any employee of the Company or any affiliate approved by the board of directors who is selected by the RRP Committee is eligible to participate in the RRP as an "eligible individual." Members of the board of directors of the Company or any affiliate approved by the board of directors who are not employees or officers of the Company or such affiliate are eligible to participate as an "eligible director."

         Stock subject to awards is held in trust pursuant to the RRP until vested. An individual to whom an award is granted is credited with cash dividends with respect to stock subject to awards granted to him or her whether or not vested. Awards generally vest at a rate of 20% over a five year period. However, any shares covered by the award will become 100% vested as of the date of the recipient's death or disability. If an individual covered by an award ceases to be an employee, a director, an advisory director or director emeritus for reasons other than death or disability, the individual forfeits all rights to his or her unvested shares remaining in the RRP Trust. Individuals may designate a beneficiary to receive distributions on account of death. The RRP Committee will exercise voting rights with respect to shares in the RRP Trust in a manner that reflects the votes or responses of all other shareholders and will respond to any tender offer, exchange offer or other offer made to shareholders.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         The Association has made loans or extended credit to executive officers and directors and also to certain persons related to executive officers and directors. All such loans were made by the Association in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, nor did they involve more than the normal risk of collectibility or present other unfavorable features. The outstanding principal balance of such loans to directors, executive officers and their associates totaled $441,750 or 3.12% of the Association's total equity at September 30, 2000.

         The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of common stock to file with the SEC reports of ownership and changes of ownership. Officers, directors and greater than 10% shareholders are required by the regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no other person other than Wake Forest Bancorp, M.H.C. that owns 10% or more of the Company's common stock.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with, as of September 30, 2000.

---------------------------------------------------------------------------

                                   PROPOSAL 3

         AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY
             COME BEFORE THE ANNUAL MEETING, AND ANY ADJOURNMENT OR
              POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION,
                     A MOTION TO ADJOURN THE ANNUAL MEETING

 -------------------------------------------------------------------------------

GENERAL

         The Board of Directors is not aware of any other business that may properly come before the annual meeting. The Board of Directors seeks the authorization of the shareholders of the Company, in the event matters properly come before the meeting, including, but not limited to, the consideration of whether to adjourn the annual meeting once called to order and to direct the manner in which those shares represented at the annual meeting by proxies solicited pursuant to this proxy statement shall be voted. As to all such matters, the Board intends that it would direct the voting of such shares in the manner determined by the Board, in its discretion, and in the exercise of its duties and responsibilities, to be in the best interests of the Company and its shareholders, taken as a whole.

VOTE REQUIRED

         The authorization of the Board of Directors, in its discretion, to vote upon such other business as may properly come before the annual meeting ("Proposal 3") requires the affirmative vote of the holders of a majority of the outstanding shares of common stock represented in person or by proxy at the annual meeting and entitled to vote thereon. Accordingly, shares as to which the "ABSTAIN" box has been selected on the proxy card will be counted as present and entitled to vote and will have the effect of a vote against Proposal 3. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the vote for Proposal 3. The Company intends to vote for the authorization of the Board of Directors to vote upon such other business as may properly come before the annual meeting thereby ensuring a quorum and the likelihood of the approval of Proposal 3.

================================================================================
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO DIRECT THE VOTE OF THE PROXIES UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN THE ANNUAL MEETING.
================================================================================

                             ADDITIONAL INFORMATION

INFORMATION ABOUT SHAREHOLDER PROPOSALS

         Any shareholder proposal intended for inclusion in the Company's proxy statement and proxy card relating to the Company's 2002 Annual Meeting of Shareholders must be received by the Company by September 20, 2001, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act.

         In addition, under the Company's bylaws, if you wish to nominate a director or bring other business before an annual meeting:

         o You must be a shareholder of record and have given timely notice in writing to the Secretary of the Company; and

         o Your notice must contain specific information required in our bylaws.

                                         By Order of the Board of Directors,


                                         /s/ Carlton E. Chappell
                                         -----------------------
                                         Carlton E. Chappell
                                         Vice President, Secretary and Treasurer

Wake Forest, North Carolina
January 18, 2001

                                                                      APPENDIX A

                          WAKE FOREST BANCSHARES, INC.
                   WAKE FOREST FEDERAL SAVINGS AND LOAN ASSN.
                             AUDIT COMMITTEE CHARTER


I.       APPOINTMENT

There shall be an Audit Committee consisting of not less than three (3) members of the Board of Directors who are not officers or employees of the Company or the Association. The members of said Committee shall be appointed by the Board of Directors each December and shall continue to act until their successors are appointed, but shall be subject to removal at any time by the majority of the entire Board. Any such vacancy shall be filled by the Board.

II.      POWERS

The Audit Committee shall: (a) assist the Board of Directors in discharging its statutory and fiduciary responsibilities with regard to audits of the books and records of the Company and the Association and the monitoring of its accounting and financial reporting practices; (b) carry on appropriate oversight to determine that the Company and the Association has adequate administrative and internal accounting controls and that they are operating in accordance with prescribed procedures and codes of conduct; and (c) independently review the Company's financial information that is distributed to shareholders and the general public.

III.     MEETINGS

The Audit Committee shall meet at least annually and at such other times as determined by the Chairman of the Committee. Two (2) members of the Committee shall constitute a quorum for the transaction of business.

IV.      DUTIES AND RESPONSIBILITIES

         A.       ANNUALLY

                  1. Recommend to the Board of Directors the appointment of the independent accountants; such recommendation shall reflect consideration of:


                           a.    Independence, professional capability and fees.
                           b.    Accessibility to the full Board.
                           c. Loyalty to the full Board of Directors, as the shareholders' representative.

                  2. Review and approve the auditors' annual plan and audit scope including a description of key functions to be audited, a general description of each of the non- audit provided or to be provided, and an estimate of audit and non-audit fees and non-audit fees and costs for the year and actual versus estimated for the preceding year. Ascertain that resources are reasonably allocated as to risk and exposure.

                           Determine that the plan calls for review and testing of internal controls to the extent necessary to provide an opinion on the financial statements, and includes procedures to follow-up on prior year's recommendations and to evaluate management's response to such recommendations.

                  3. Determine that management places no restrictions on the scope of the audits or examinations. Management representatives shall be excused during these discussions as appropriate.

                  4. Review the results of the audits prepared by the Auditors.

                  5. Review and approve the financial statements and Annual Report on Form 10KSB.

                  6. Review with management and the auditors, their assessment of the adequacy of internal controls and the resolution of any identified material weaknesses and reportable conditions.

                  7. Ensure that appropriate follow-up takes place on open audit issues.

         B.       PERIODICALLY

                  1. Review any changes in accounting policies or principles and ascertain the reasons for the changes. Discussions should include auditor and management qualitative judgements about the appropriateness of the changes.

V.       REPORTING

The Audit Committee will submit periodic reports of the Committee's work and findings to the full Board. Said reports will contain recommendations for appropriate Board action. The Committee will annually present to the Board a review and recommendation for approval of the annual report and Form 10KSB and selection of independent accountants.

IV.      MANAGEMENT SUPPORT

To assist the Audit Committee in fulfilling its duties, management will provide the Committee with information and reports as needed and requested.


                                  Approved:


                                  The Audit Committee of Wake Forest Bancshares, Inc.

                                 REVOCABLE PROXY

                          WAKE FOREST BANCSHARES, INC.
                             302 SOUTH BROOKS STREET
                        WAKE FOREST, NORTH CAROLINA 27587

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
             WAKE FOREST BANCSHARES, INC. FOR THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON FEBRUARY 20, 2001.

         The undersigned shareholder of Wake Forest Bancshares, Inc. hereby appoints Howard L. Brown and R.W. Wilkinson III, or any of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Wake Forest Bancshares, Inc. held of record by the undersigned on December 29, 2000 at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 2:00 p.m. on February 20, 2001, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the 2001 Annual Meeting of Shareholders and proxy statement, dated January 18, 2001, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSALS LISTED IN ITEMS 2 AND 3.

            PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


     The Board of Directors unanimously recommends a vote "FOR" all of the nominees                      Please mark your
named in Item 1 and a vote "FOR" each of the proposals in Items 2 and 3.                                 vote as indicated in   |X|
                                                                                                         this example
------------------------------------------------------------------------------------------------------------------------------------


1.  Election of four directors for terms      FOR                  2. Ratification of the appointment of
    of three years each.                 All nominees                 Dixon Odom PLLC as independent        FOR   AGAINST  ABSTAIN
    NOMINEES: John D. Lyon, Rodney        (except as   WITHHOLD       auditors for the fiscal year ending   |_|     |_|      |_|
    M. Privette, Leelan A. Woodlief and    otherwise    for all       September 30, 2001.
    William S. Wooten.                    indicated)   nominees
                                              |_|         |_|
    INSTRUCTION: TO WITHHOLD                                       3. Authorization of the Board of
    AUTHORITY to vote for any                                         Directors, in its discretion, to
    individual nominee, write that                                    direct the vote of proxies upon
    nominee's name in the space                                       such matters as may properly come     FOR   AGAINST  ABSTAIN
    provided:                                                         before the Annual Meeting, and        |_|     |_|      |_|
                                                                      any adjournment or postponement
    -------------------------------------                             thereof, including, without
                                                                      limitation, a motion to adjourn the
                                                                      Annual Meeting.

                                                                   The undersigned hereby acknowledges  receipt of the Notice of the
                                                                   2001  Annual  Meeting of  Shareholders  and the proxy  statement, dated January 18, 2001 for the Annual Meeting.

                                                                   -----------------------------------------------------------------

                                                                   -----------------------------------------------------------------
                                                                   Signature(s)

                                                                   Dated:                                                     , 2001
                                                                         -----------------------------------------------------
                                                                   Please sign  exactly as your name  appears on this  proxy.  Joint owners  should  each sign  personally.  If signing  as  attorney, executor, administrator, trustee or guardian, please include your full title.  Corporate or partnership proxies should be signed by an authorized officer.